UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): March 25, 2009
WSI Industries, Inc.

(Exact name of Registrant as Specified in its Charter)
Minnesota

(State Or Other Jurisdiction Of Incorporation)

000-00619	41-0691607

(Commission File Number)	(I.R.S. Employer Identification No.)

213 Chelsea Road Monticello, MN	55362

(Address Of Principal Executive Offices)	(Zip Code)
(763) 295-9202

Registrant’s Telephone Number, Including Area Code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1, 3, 4, 6 through 8 are not applicable and therefore omitted.

Item 2.02	Results Of Operations And Financial Condition.
WSI Industries, Inc. (the “Company”) issued a press release on March 25, 2009 disclosing material non-public information regarding its results of operations for the quarter ended March 1, 2009. The Company hereby furnishes the press release, which is attached hereto as Exhibit 99.1.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
On March 25, 2009, the Compensation Committee of the Board of Directors of the Company recommended, and the Board of Directors approved, salary reductions recommended by the Company’s executive officers. The base salaries of Michael J. Pudil, the Company’s Chief Executive Officer, and Paul D. Sheely, the Company’s Chief Financial Officer, will be reduced by 5% effective March 30, 2009.

Item 9.01	Financial Statements And Exhibits.

Exhibit No.	Description
99.1	Press Release issued on March 25, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WSI INDUSTRIES, INC.
By:	/s/ Michael Pudil
Michael Pudil
President and Chief Executive Officer

Date: March 26, 2009